SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2000


                             Patapsco Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Maryland                           0-28032                52-1951797
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(State or Other Jurisdiction             (Commission          (I.R.S. Employer
of Incorporation)                        File Number)        Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
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               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
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         (a) On November  13,  2000,  Patapsco  Bancorp,  Inc.  (the  "Company")
consummated its acquisition of Northfield Bancorp, Inc. ("Northfield"), the holding company of Northfield Federal Savings Bank ("Northfield Federal"), a federally chartered stock savings bank which operated two offices located in Baltimore County, Maryland. Under the terms of the Agreement of Merger by and among the Company, The Patapsco Bank, PN Financial, Inc., Northfield and Northfield Federal, dated as of May 16, 2000, at the effective time of the merger each share of issued and outstanding Northfield common stock was converted into the right to receive $12.50 in cash and 0.24 shares of the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock and cash in lieu of fractional shares. At September 30, 2000, Northfield had total assets of $54 million, deposits of $37 million and stockholders' equity of $7 million. This acquisition is expected to be accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand, $3 million in funds borrowed from a bank and $100,000 in funds borrowed from a different bank. The identities of the banks have been omitted and filed separately with the Commission.

         (b) The equipment and other physical property acquired by the Company in the acquisition were used by Northfield for its banking business and will continue to be used by the Company for its banking business.

         Information regarding this acquisition is set forth in the Company's press release dated November 13, 2000, attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit                  Description
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   2      Agreement of Merger by and among Patapsco Bancorp,  Inc., The Patapsco
          Bank, PN Financial, Inc., Northfield Bancorp, Inc. and Northfield Federal Savings Bank, dated as of May 16, 2000 (incorporated herein by reference from Exhibit 2 to the Company's Current Report on Form 8-K dated May 19, 2000)

  99.1 Financial Statements of Business Acquired: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or January 29, 2001

  99.2 Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report on Form 8-K is required to be filed, or January 29, 2001

  99.3    Press Release, dated November 13, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Patapsco Bancorp, Inc.
                                          (Registrant)


Date: November 20, 2000                By: /s/ Joseph J. Bouffard
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                                           Joseph J. Bouffard
                                           President and Chief Executive Officer